CORNERCAP BALANCED FUND

                        ANNUAL REPORT TO SHAREHOLDERS










                                A Series of
                          CornerCap Group of Funds
                        A "Series" Investment Company











                          FOR THE FISCAL YEAR ENDED
                               MARCH 31, 1999

                         CORNERCAP GROUP OF FUNDS
                    MANAGER'S REPORT FOR THE SHAREHOLDERS
                      FOR THE YEAR ENDED MARCH 31, 1999

Dear Shareholder:

The fiscal year ended March 31, 1999, was probably the most unusual 12-month period in our history of investing. This is not because of the overall returns delivered in the market but because of the extremes and the narrowness of the market. The only stocks that performed well were the technology/internet stocks and a few giant companies, which tended to drive the returns of the major indices. All other stocks, which are the vast majority, were down significantly over this 12-month period.

In early April 1999, the above extremes reversed themselves. This represents a market leadership change for 1999 that we had predicted in our December 31, 1998, report, and we believe this recent shift in the market will remain intact. The technology sector has dropped dramatically in recent weeks, and the larger growth-oriented stocks have gone nowhere. Our value-oriented approach to investing, which was stampeded by the herd last year, is now being hoisted to new heights. These extreme near-term shifts in the market have clearly been reflected in the recent returns of our mutual funds, especially our all-equity CornerCap Growth Fund.

                                             ------12 Months Ending-----       Current Qtr
                                             3/31/97             3/31/98    (Through 5/21/99)
                                             -------             -------    -----------------
          CornerCap Growth Fund               47.8%               -26.0%          19.2%
          CornerCap Balanced Fund             18.4%*              - 0.5%          11.0%
             * 10-month return

We realize that fiscal year 1998 was a difficult period for our shareholders. We encourage you to always think long-term and to avoid the temptation of reacting to short-term events. The financial news media are bringing more information to us than ever before, and this is a good thing. However, we have to manage the information being presented and not let the media manage us. The media are not successful unless they can react quickly to events and arouse the emotions of their audience. Emotionally reacting to recent events is the best way we know to lose money in the market.

As a long-term investor, the most important thing to do is to use competent investment counsel, and we believe that CornerCap Investment Counsel meets those criteria. Of equal importance, you must set the appropriate level of risk for your long-term investments. Over time, and assuming competent investment decisions, higher risk will be rewarded with higher returns. These higher long-term returns will also come at a price, which is higher near-term volatility. That risk/return tradeoff is clearly illustrated by the returns (see above) from our all-equity growth fund versus our balanced fund, which has targeted a 40% investment in the bond market. Please call and talk with us if you would like to discuss this tradeoff in more detail.

We would like to report on some other activities relating to your mutual fund company. Effective March 31, 1998, your Board of Trustees approved changing the Funds to a Unified Fee Structure. The effect of this is that the investment advisor, CornerCap Investment Counsel, is responsible for all expenses of the Funds. The advisor is paid a flat annualized fee for the CornerCap Balanced Fund and the CornerCap Growth Fund of 1.3% and 1.5%, respectively. There are no load charges, 12(b)1 fees, or other selling costs associated with our Funds.

Our fund company and the service providers for our mutual funds are continuing to implement the Year 2000 (Y2K) compliance project. We have made significant progress on all internal operations, and the Y2K readiness plan is on schedule to meet our deadline. The current focus is on evaluating the compliance efforts of third-party service providers with whom we do business. We have also developed a comprehensive contingency plan designed to ensure continuing business operations in the event a Y2K problem does occur. We are currently testing and evaluating the contingency plan. Although there are no guarantees, we believe that the steps we are taking will protect the Funds' investment portfolios, as much as possible, from problems related to the Year 2000.


CORNERCAP INVESTMENT COUNSEL
MAY 28, 1999

PAGE>





             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
CORNERCAP BALANCED FUND
ATLANTA, GEORGIA


We have audited the accompanying statement of assets and liabilities of CornerCap Balanced Fund, including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the
periods indicated thereon.   These financial statements are the
responsibility of the Trust's management.   Our responsibility is to express
an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and
financial highlights are free of material misstatement.   An audit includes
examining, on a test basis, evidence supporting the amounts and disclosures
in the financial statements.   Our procedures included confirmation of
securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the
overall financial statement presentation.   We believe that our audits
provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Balanced Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.



                                       /S/ TAIT, WELLER & BAKER
                                       TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 6, 1999

CORNERCAP BALANCED FUND

PORTFOLIO OF INVESTMENTS

MARCH 31, 1999
_______________________________________________________________________________

                                                                     VALUE
 SHARES                                                            (NOTE 1-A)
 ------                                                            ----------
            COMMON STOCKS - 58.33%
            -------------

         AIR TRANSPORTATION - 1.76%
 1,150     British Airway PLC ADR                                    $78,919
                                                                  ----------
         AUTOMOTIVE - 1.77%
 1,400     Ford Motor Co. Del                                         79,450
                                                                  ----------
         AEROSPACE - 4.87%
 1,900     Goodrich BF Co.                                            65,194
 1,800     Rockwell International Corp.                               76,387
 4,300     Gencorp, Inc.                                              77,400
                                                                  ----------

                                                                     218,981
         BANK - 1.78%
 1,500     First Union Corp.                                          80,156
                                                                  ----------
         BEVERAGES - 1.53%
   900     Anheuser-Busch Companies, Inc.                             68,569
                                                                  ----------
         BUILDING MATERIALS - 1.82%
 1,600     PPG Industries, Inc.                                       82,000
                                                                  ----------
         COMMUNICATIONS - 4.32%
   800     Sprint Corp.                                               78,500
   400     Sprint Corp. PCS Group                                     17,725
 1,500     Telefonos de Mexico                                        98,250
                                                                  ----------

                                                                     194,475
                                                                  ----------
         DIVERSIFIED - 3.54%
 2,100     ITT Industries, Inc.                                       74,287
 2,500     National Service Industries, Inc.                          85,156
                                                                  ----------

                                                                     159,443
                                                                  ----------
         ELECTRIC LIGHTING AND WIRING EQUIPMENT - 1.73%
 1,250     Johnson Ctls., Inc.                                        77,969
                                                                  ----------
         ELECTRICAL UTILITIES - 3.42%
 2,800     First Energy Corp.                                         78,225
 2,900     Reliant Energy, Inc.                                       75,581
                                                                  ----------

                                                                     153,806
                                                                  ----------
         FINANCIAL SERVICES - 1.51%
   550     JP Morgan & Co., Inc.                                      67,856
                                                                  ----------
         INSURANCE 1.73%
 2,000     Ohio Casualty Corp.                                        78,000

                                                                  ----------
         MACHINERY - 2.97%
 1,600     Briggs & Stratton                                          78,900
 3,500     Flowserve Corporation                                      54,469
                                                                  ----------

                                                                     133,369
                                                                  ----------
_______________________________________________________________________________

CORNERCAP BALANCED FUND

MARCH 31, 1999
_______________________________________________________________________________

                                                                      VALUE
 SHARES                                                             (NOTE 1-A)
 ------                                                             ----------
           COMMON STOCKS - 58.33%
           -------------
         MARITIME - 1.70%
 3,900     Alexander & Baldwin                                        76,536
                                                                  ----------
         MEDICAL SUPPLIES - 3.80%
 1,400     Bausch & Lomb, Inc.                                        91,000
 3,000     Mallinckrodt, Inc.                                         79,875
                                                                  ----------

                                                                     170,875
                                                                  ----------
         METALS - 1.74%
 4,800     Timken Co.                                                 78,000
                                                                  ----------
         MINING - 2.36%
 1,600     Cyprus Amax Minerals                                       19,400
 1,800     Reynolds Metals                                            86,962
                                                                  ----------

                                                                     106,362
                                                                  ----------
         OIL INDUSTRY - 1.64%
 1,800     Ashland, Inc.                                              73,687
                                                                  ----------
         PACKAGING & CONTAINERS - 1.36%
 1,300     Ball Corp.                                                 61,019
                                                                  ----------
         PAPER & FOREST PRODUCTS - 2.02%
 5,000     Abitibi Consolidated                                       44,063
 4,200     Glatfelter P.H. Co.                                        46,988
                                                                  ----------

                                                                      91,051
                                                                  ----------
         PUBLISHING - 1.49%
 2,300     Deluxe Corp.                                               66,988
                                                                  ----------
         RETAIL - SPECIALTY - 0.80%
 2,000     Enesco Group, Inc.                                         36,125
                                                                  ----------
         STEEL INTERGRATED - 2.26%
 1,200     Carpenter Technology                                       31,125
 3,000     USX-U.S. Steel Group                                       70,500
                                                                  ----------

                                                                     101,625
                                                                  ----------
         TOBACCO - 3.13%
 2,000     Philip Morris Companies, Inc.                              70,375
 2,700     US Tobacco, Inc.                                           70,537
                                                                  ----------

                                                                     140,912
                                                                  ----------
         TEXTILE - 1.50%
 2,500     Spring Ind.                                                67,656
                                                                  ----------
         THRIFT - 1.78%
 3,801     Washington Fed.                                            79,811
                                                                  ----------

           TOTAL COMMON STOCKS (COST $2,608,932)                   2,623,640
                                                                  ----------

_______________________________________________________________________________

CORNERCAP BALANCED FUND

MARCH 31, 1999
_______________________________________________________________________________

PRINCIPAL                                                             VALUE
 AMOUNT                                                             (NOTE 1-A)
---------                                                           ----------
               CORPORATE BONDS - 24.84%
               ---------------

           ELECTRONIC COMPONENTS - 3.37%
$150,000     Sony, 6.125%, Due 03/04/03                           $   151,778
                                                                    ---------
           ELECTRICAL UTILITIES - 3.41%
             National Rural Utilities
 150,000        6.375%, Due 10/15/04                                  153,547
                                                                    ---------
           FINANCIAL SERVICE - 18.06%
             GMAC
 150,000        6.700%, Due 04/03/01                                  153,109
             Merrill Lynch
 150,000        6.375%, Due 10/15/08                                  149,670
             Nations Bank
 200,000        6.375%, Due 05/15/05                                  202,955
             Norwest Financial
 150,000        6.250%, Due 12/15/07                                  150,777
             Walmart
 150,000        6.750%, Due 05/15/02                                  155,607
                                                                    ---------

                                                                      812,118
                                                                    ---------

             TOTAL CORPORATE BONDS (COST $1,141,425)                1,117,443
                                                                    ---------
           U.S. GOVERNMENT BONDS - 9.08%

           U.S. Treasury
$150,000      5.75%, Due 08/15/03                                  $  153,000
 140,000      6.50%, Due 08/15/05                                     148,619
 100,000      6.50%, Due 10/15/06                                     106,562
                                                                    ---------

           TOTAL GOVERNMENT BONDS (COST $408,587)                     408,181
                                                                    ---------
           SHORT-TERM INVESTMENTS - 9.85%
           ----------------------

           Wachovia Bank Short-Term Authorized Demand Notes
$443,082     (Cost $443,082)                                          443,082
                                                                    ---------

             TOTAL INVESTMENTS (COST $4,602,026) (a)    102.10%     4,592,346
             LIABILITIES IN EXCESS OF OTHER ASSETS       (2.10)%      (94,337)
                                                        ------      ---------

             NET ASSETS                                 100.00%    $4,498,009
                                                        ------      ---------

   (a) Aggregate cost for federal income tax purpose is $4,602,026.

         At March 31, 1999, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

             Gross unrealized appreciation                         $  284,069
             Gross unrealized depreciation                           (293,749)
                                                                    ---------

           NET UNREALIZED DEPRECIATION                              $  (9,680)
                                                                    ---------

_______________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999
________________________________________________________________________________

ASSETS
  Investments at market value,
    (Identified cost $4,602,026) (Note 1-A)                       $ 4,592,346
  Cash                                                                256,509
  Interest receivable                                                  30,792
  Dividends receivable                                                  5,235
  Other assets                                                          1,515
                                                                   ----------

      TOTAL ASSETS                                                  4,886,397
                                                                   ----------
LIABILITIES
  Payable for investment securities purchased                     $   375,077
  Payable for fund shares redeemed                                      8,601
  Advisory fee payable                                                  3,791
  Service fees payable                                                    919
                                                                   ----------

      TOTAL LIABILITIES                                               388,388
                                                                   ----------
NET ASSETS
  (Applicable to 387,136 shares outstanding,
    unlimited number of shares authorized)                        $ 4,498,009
                                                                   ==========


NET ASSET VALUE OFFERING AND REPURCHASE
  PRICE PER SHARE
  ($4,498,009 ) 387,136 shares)                                   $     11.62
                                                                   ----------
NET ASSETS
  At March 31, 1999, net assets consisted of:
   Paid-in capital                                                $ 4,357,792
   Undistributed net investment income                                 73,927
   Accumulated net realized gains on investments                       75,970
   Net unrealized depreciation                                         (9,680)
                                                                   ----------

                                                                  $ 4,498,009
                                                                   ==========





________________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1999
________________________________________________________________________________

INVESTMENT INCOME
  Dividends                                                       $     51,809
  Interest                                                              72,388
                                                                    ----------

   TOTAL INCOME                                                        124,197
                                                                    ----------
  EXPENSES
   Management fee (Note 2)                                              29,532
   SERVICE COSTS (NOTE 2)                                                8,859
                                                                    ----------

     TOTAL EXPENSES                                                     38,391
                                                                    ----------

       NET INVESTMENT INCOME                                            85,806
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain from security transactions                         196,394
  Change in unrealized appreciation of investments                    (286,479)
                                                                    ----------

     NET LOSS ON INVESTMENTS                                           (90,085)
                                                                    ----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $     (4,279)
                                                                    ==========









_______________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31, 1999 AND PERIOD ENDED MARCH 31, 1998*

_______________________________________________________________________________________________________

                                                            YEAR ENDED        PERIOD ENDED
                                                            MARCH 31,          MARCH 31,
                                                              1999               1998*
                                                           -----------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM

  OPERATIONS
   Net investment income                                  $    85,806       $     46,750
   Net realized gain on investments                           196,394             44,033
   Increase (decrease) in unrealized appreciation
     of investments                                          (286,479)           270,962
                                                           ----------         ----------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                               (4,279)           361,745

  DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     ($0.07 and $0.19 per share, respectively)                (19,152)           (35,472)
   Capital gains
     ($0.47 and $23.03 per share, respectively)              (122,292)        (1,439,603)
                                                           ----------         ----------
  CAPITAL SHARE TRANSACTIONS (a)
   Increase in net assets resulting from capital
     share transactions                                     2,349,542          1,314,079
                                                           ----------         ----------

       TOTAL INCREASE IN NET ASSETS                         2,203,819            200,749

NET ASSETS
  Beginning of period                                       2,294,190          2,093,441
                                                           ----------         ----------
  END OF PERIOD
    (Including undistributed net investment income of
     $73,927 and $12,055, respectively)                   $ 4,498,009       $  2,294,190
                                                           ==========         ==========

(a) SUMMARY OF CAPITAL SHARE ACTIVITY FOLLOWS:

                                                   YEAR ENDED                PERIOD ENDED
                                                 MARCH 31, 1999             MARCH 31, 1998*
                                            ------------------------   --------------------------
                                              SHARES       VALUE         SHARES          VALUE
                                              ------       -----         ------          -----
   Shares sold                                231,516   $ 2,735,803      80,377       $   961,167
   Shares issued on
     reinvestment of distributions             11,916       139,421     134,773         1,451,621
                                             --------    ----------    --------        ----------

                                              243,432     2,875,224     215,150         2,412,788
   Shares redeemed                            (44,201)     (525,682)    (90,694)       (1,098,709)
                                             --------    ----------    --------        ----------

   NET INCREASE                               199,231   $ 2,349,542     124,456       $ 1,314,079
                                             ========    ==========    ========        ==========

*  The Fund has changed its year-end from May 31st to March 31st.
   Represents the period from June 1, 1997 through March 31, 1998.

_______________________________________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                 FOR THE              FOR THE PERIOD       FOR THE PERIOD
                                                YEAR ENDED           JUNE 1, 1997 TO      MAY 24, 1997* TO
                                              MARCH 31, 1999        MARCH 31, 1998(a)       MAY 31, 1997
                                              --------------        -----------------     ----------------
PER SHARE OPERATING PERFORMANCE
  NET ASSET VALUE, BEGINNING OF PERIOD          $   12.21               $   32.99            $   33.20

  INCOME FROM INVESTMENT OPERATIONS -
   Net investment income                              .21                     .24                  .01
   Net realized and unrealized gain
     (loss) on investments                           (.26)                   2.20                 (.22)

     TOTAL FROM INVESTMENT OPERATIONS                (.05)                   2.44                 (.21)

  LESS DISTRIBUTIONS FROM -
   Net investment income                             (.07)                   (.19)                   -
   Realized gains                                    (.47)                 (23.03)                   -
       TOTAL DISTRIBUTIONS                           (.54)                 (23.22)                   -

  NET ASSET VALUE, END OF PERIOD                $   11.62               $   12.21            $   32.99

TOTAL RETURN                                         (.46)%                 19.13%                (.60)%

RATIOS/SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD ($000)              $   4,498               $   2,294            $   2,093

  RATIOS TO AVERAGE NET ASSETS (b)
   Expenses                                          1.30%                   1.53%**              2.00%**
   Net investment income                             2.91%                   2.80%**              4.50%**

  PORTFOLIO TURNOVER RATE                           38.47%                  13.38%               98.90%

 * Commencement of operations

** Annualized

Per share amounts have been adjusted for the year ended May 31, 1997 to reflect a 1 for 4 reverse stock split effective June 30, 1997. On June 14, 1997, a capital gain distribution of $22.91 per share ($5.73 per share on a pre-split basis) was paid to shareholders. The net asset value per share on June 30, 1997, after the payment of the capital gain distribution and the effect of the 1 for 4 reverse split, was $10.86 per share.

(a)  The Fund has changed its year-end from May 31st to March 31st.

(b) Fee waivers reduced the expense ratio and increased the net investment income ratio by 1.25% in 1998.


________________________________________________________________________________

See accompanying notes to financial statements

CORNERCAP BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1999
_______________________________________________________________________________

(1)    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   CornerCap Balanced Fund (the "FUND") is a series of shares of the CornerCap Group of Funds and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on May 24, 1997 as a result of the
   reorganization of the Atlanta Growth Fund (Note 4).   The investment
   objective of the Fund is to obtain capital appreciation and current
   income.   The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

   A. SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time, or in the absence of recorded sales, at the average of readily available closing bid and
      asked prices on such exchanges or such System.   Unlisted securities
      that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and
      responsibility of the Fund's Board of Trustees.   Short-term
      investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   B. SECURITY TRANSACTIONS, INVESTMENT INCOME AND OTHER - Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.


   C. FEDERAL INCOME TAXES - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend
       date.   Income distributions and capital gain distributions are
       determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


   E.  ACCOUNTING ESTIMATES - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the
       reporting period.   Actual results could differ from those estimates.
________________________________________________________________________________

CORNERCAP BALANCED FUND

MARCH 31, 1999
_______________________________________________________________________________

(2)  TRANSACTIONS WITH AFFILIATES

        INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

        The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the "ADVISOR"), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.

        In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly at an annual rate of .30% of average net assets.

        The Advisor will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder
        reporting, sub accounting and recordkeeping services.   All fees
        and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the Shareholders and the Board of Trustees will be paid by the Advisor.


(3)  PURCHASES AND SALES OF SECURITIES

        For the year ended March 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,196,879 and $1,032,293, respectively.


(4)  STOCK SPLIT

        Effective June 30, 1997, the Fund had a reverse stock split of 1 share for every 4 shares owned. The financial highlights for the period ended May 31, 1997 have been adjusted retroactively to reflect this split.



_______________________________________________________________________________